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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 2, 2005


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

               Delaware                    1-7823                43-1162835
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      (State or other jurisdiction       (Commission           (IRS Employer
            of incorporation)            File Number)       Identification No.)

         One Busch Place,            St. Louis, Missouri            63118
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      (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
                                                          ------------


                                    NONE
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.        Results of Operations and Financial Condition

         On February 2, 2005, Registrant issued a press release announcing its financial results for the fourth quarter and full year of 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

Item 9.01         Financial Statements and Exhibits

         Exhibit 99 - Press Release issued by Registrant dated February 2, 2005, reporting Registrant's financial results for the fourth quarter and full year of 2004.



                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       ANHEUSER-BUSCH COMPANIES, INC.
                                       (Registrant)




                                       BY:  /s/ John F. Kelly
                                          -----------------------------
                                          John F. Kelly
                                          Vice President and Controller

February 2, 2005
    (Date)




                                EXHIBIT INDEX
                                -------------

Exhibit No.       Description
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    99            Press release issued by Registrant dated February 2, 2005, reporting Registrant's financial results for the fourth quarter and full year of 2004.